UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON  D. C.  20549


                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE
                                  ACT OF 1934.


                                  MARCH 1, 2006
                Date of Report (Date of Earliest Event Reported)



                             DNAPRINT GENOMICS, INC.
               (Exact name of Registrant as specified in charter)



                         COMMISSION FILE NUMBER: 0-31905



         UTAH                                                   59-2780520
(State  of Incorporation)                              (I.R.S. Employer I.D. No)



                     900 COCOANUT AVENUE, SARASOTA, FL 34236
                    (Address of Principal Executive Offices)


                                 (941) 366-3400
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                        2
ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

     On March 1, 2006, the Board of Directors of the Registrant determined that the Registrant should restate its financial results for the fiscal quarters ended June 30, 2005 and September 30, 2005. As a result of this determination, the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2005 and September 30, 2005 should no longer be relied upon.

     In the course of preparing its ongoing filings with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, the Registrant became aware of the Commission's recent emphasis on application of EITF 00-19, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock" and SFAS 133 "Accounting for Derivative Instruments and Hedging Activities" to certain financial instruments. The Registrant was previously unaware of the applicability of these pronouncements to instruments such as its investment agreement with Dutchess Private Equities Fund, II, L.P. Because these are extremely complicated accounting issues with which the Registrant had no previous experience or expertise, upon learning of these accounting pronouncements' potential applicability, the Registrant retained a consultant to advise it with respect to such applicability. The consultant advised that the pronouncements were applicable. The Registrant immediately undertook an analysis of the impact of applying them on its historical financial information. As a result of the analysis, the Registrant has concluded that the financial information filed with its Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2005 and September 30, 2005 should be restated.

As a result of the application of these pronouncements, at September 30, 2005, we will record a derivative liability of $3,446,322 and redeemable instruments of $66,375 and for the nine months ended September 30, 2005, we will record a $596,192 loss on derivative contracts, net.

In February 2005, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". This statement allows us to elect fair value measurement at acquisition, at issuance, or when a previously recognized financial instrument is subject to a remeasurement event, on an instrument-by-instrument basis, in cases in which a derivative would otherwise have to be bifurcated. We may elect to account for our derivatives in accordance with SFAS 155. We are in the process of evaluating this SFAS to determine the effect on our embedded derivatives. This SFAS is required to be adopted for all financial instruments acquired or issued beginning January 1, 2007. We may elect early adoption to January 1, 2006.

The Registrant has today filed an amendment to its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 to apply this pronouncement correctly. The Registrant will file a similar amendment for its quarter ended June 30, 2005 as soon as is practicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DNAPrint  Genomics,  Inc.


     By:  /s  /  Richard  Gabriel
           ----------------------
     Richard  Gabriel,  President